QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2009

TYCO ELECTRONICS LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland (Jurisdiction of Incorporation)	98-0518048 (IRS Employer Identification Number)
001-33260 (Commission File Number)

Rheinstrasse 20
CH-8200 Schaffhausen
Switzerland
(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant's Telephone Number, including Area Code)

Second Floor, 96 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03.    MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

        Effective June 25, 2009, Tyco Electronics Ltd. (the "Company") discontinued its existence as a Bermuda company as provided in Section 132G of The Companies Act 1981 of Bermuda and, according to article 161 of the Swiss Federal Code on International Private Law, continued its existence under articles 620 et seq. of the Swiss Code of Obligations as a Swiss company. The rights of holders of the Company's registered shares, par value CHF 2.60 per share, are now governed by the Company's Swiss articles of association and Swiss organizational regulations, each of which is described in the Company's Registration Statement on Form S-4/A (the "Form S-4"), which was filed with the Securities and Exchange Commission on May 1, 2009 (No. 333-156927). The sections of the Form S-4 entitled "Description of Our Share Capital After the Swiss Continuation," "Comparison of Shareholder Rights Before and After the Swiss Continuation," "Effects of the Swiss Continuation" and "Material Tax Considerations" are hereby incorporated by reference and are included in Exhibit 99.2 to this Form 8-K. The Swiss articles of association and the Swiss organizational regulations, which became effective June 25, 2009, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The Company's Swiss articles of association contain the numbers that were intentionally left blank in the Form S-4 and which were calculated based on the number of registered shares issued and outstanding and the determination of the new par value in Swiss francs, as further described in the Form S-4.

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

  (e)
  Amendment and Restatement of the Tyco Electronics Ltd. 2007 Stock and Incentive Plan

        On June 22, 2009, the shareholders of the Company, at the 2009 Annual General Meeting of Shareholders, approved an amendment and restatement of the Company's 2007 Stock and Incentive Plan (the "Plan"). The Plan was primarily approved by the shareholders to ensure that certain payments made under the Plan will continue to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Plan was principally amended as follows:

  •
  Modification of the retirement provisions applicable to awards under the Plan to revise the definition of "retirement" and to provide that a participant who is retirement eligible will vest in his/her equity awards only on a pro rata basis upon termination of employment.

  •
  Clarification that dividend equivalents, typically credited to restricted stock unit or deferred stock unit awards, will not be awarded in connection with stock option or stock appreciation rights awards.

  •
  Clarification that the term of stock options and stock appreciation rights will not exceed ten years, unless necessary to comply with the laws of a foreign jurisdiction or to preserve the tax advantaged status of the award in a foreign jurisdiction.

  •
  Clarification that the prohibition on repricing of underwater stock options includes, among other types of repricings, a cash payment in exchange for the underwater options.

  •
  Clarification that outside directors may be awarded deferred stock units, fully vested shares or stock options, as determined by the Board of Directors, and a modification to the Plan that allows deferred stock units to be awarded at any time.

  •
  Modification of the Plan to provide that the vesting period of a time-based full value share award will be no less than three years, except that the Management Development and Compensation Committee (the "Committee") may award up to 10% of the shares authorized for issuance under the Plan with vesting periods of less than three years in such circumstances as deemed appropriate by the Committee.

  •
  Clarification that the number of shares available for awards under the Plan will be decreased by the total number of shares equal in value to the total value of a stock appreciation right on the day of its settlement; clarification that forfeited or cancelled full value share awards will be added back to the available shares authorized for issuance at the same rate (1.8) at which they were counted when originally awarded.

  •
  Modification of the Plan to eliminate the provision that allowed shares withheld as payment of the exercise price of a stock option or in satisfaction of tax withholding obligations to be added back to the shares available for issuance under the Plan.

  •
  Modifications and clarifications to the Plan to assure that the Plan and awards made under the Plan comply with Section 409A of the Code.

        For additional information regarding approval of the Plan, see the Proxy Statement for the Annual General Meeting filed with the Securities and Exchange Commission on May 1, 2009. The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the Plan, attached as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.03.    AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS, CHANGE IN FISCAL YEAR.

        The information included in Item 3.03 above is hereby incorporated by reference.

ITEM 7.01.    REGULATION FD DISCLOSURE.

        In connection with the Company's continuance to Switzerland and the approval by the Company's shareholders on June 22, 2009 of "Proposal No. 3—Approval of an Increase in Our Registered Share Capital," as described in the Form S-4, the Company prepared a special unaudited unconsolidated interim balance sheet of Tyco Electronics Ltd. stated in U.S. dollars and Swiss francs, that included certain adjustments to U.S. GAAP accounts for Swiss statutory and tax purposes, to record:

  •
  intercompany notes payable in the amount of US$2.1 billion;

  •
  the consolidation of the issued shares of the Company by way of a 1-for-12 reverse share split (the "consolidation"), thereby increasing the par value of each issued share from US$0.20 to US$2.40;

  •
  subsequent to the consolidation, the issuance of 11 fully paid bonus shares per issued share of the Company, and the capitalization of US$1.1 billion in contributed surplus to fully pay up the par value of the bonus shares;

  •
  the elimination of authorized preferred shares (of which none were issued);

  •
  the cancellation of 32,052,113 common shares held in treasury;

  •
  a special reserve of US$371 million representing the cost of 10,000,000 common shares held in treasury established out of contributed surplus; and

  •
  a freely distributable reserves account of US$9.3 billion established out of contributed surplus (which will be treated as contributed surplus for Swiss tax purposes).

        The special unaudited unconsolidated interim balance sheet of Tyco Electronics Ltd. is furnished under this Item 7.01 as Exhibit 99.1 and incorporated in this Item 7.01 by reference. This special balance sheet is being used to establish the opening balance sheet for Swiss statutory and tax requirements and includes certain non-U.S. GAAP adjustments which are appropriate for Swiss statutory and tax requirements and which are not necessary or required for, and will not be included in, our balance sheet prepared in accordance with U.S. GAAP.

ITEM 8.01.    OTHER EVENTS.

        Upon the effectiveness of the continuance in Switzerland, the Company's CUSIP number changed to H8912P106.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

  (d)
  Exhibits

Exhibit No.	Description
3.1	Articles of Association of Tyco Electronics Ltd. (Tyco Electronics AG) (Tyco Electronics SA)
3.2	Organizational Regulations of Tyco Electronics Ltd. (Tyco Electronics AG) (Tyco Electronics SA)
4.1	Form of Share Certificate
10.1	Tyco Electronics Ltd. 2007 Stock and Incentive Plan (Amended and Restated as of June 22, 2009)
99.1	Special Unaudited Unconsolidated Interim Balance Sheet of Tyco Electronics Ltd. as of June 22, 2009
99.2
Sections of Form S-4/A filed by Tyco Electronics Ltd. on May 1, 2009 entitled "Description of Our Share Capital After the Swiss Continuation," "Comparison of Shareholder Rights Before and After the Swiss Continuation," "Effects of the Swiss Continuation" and "Material Tax Considerations"

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO ELECTRONICS LTD. (Registrant)
	By:	/s/ Harold G. Barksdale Harold G. Barksdale Corporate Secretary
Date: June 25, 2009

QuickLinks

  ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.
  ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
  ITEM 5.03. AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS, CHANGE IN FISCAL YEAR.
  ITEM 7.01. REGULATION FD DISCLOSURE.
  ITEM 8.01. OTHER EVENTS.
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES